Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Level 8 Systems, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2003 (the “Report”), I, Anthony C. Pizi, Chief Executive Officer, and, I, John P. Broderick, Chief Financial and Operating Officer, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Anthony C. Pizi

Anthony C. Pizi Chief Executive Officer (Principal Executive Officer) March 29, 2004

By:	/s/ John P. Broderick

John P. Broderick Chief Financial and Operating Officer (Principal Financial and Accounting Officer) March 29, 2004